EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS


Case Name:     MRS Technology, Inc.
Case Number:   98-44938-JFQ

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING OCTOBER,1998

Comes Now, MRS Technology, Inc.

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing October 1, 1998 and ending October 31, 1998 as shown by the report and exhibits consisting of 17 pages and containing the following, as indicated:

     (X)      Monthly Reporting Questionnaire (Attachment 1)

     (X)      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

     (X)      Summary of Accounts Receivable (Form OPR-3)

     (X)      Schedule of Post-petition Liabilities (Form OPR-4)

     (X)      Income Statement (Form OPR-5)

     (X)      Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: November 24, 1998    DEBTOR(S)-IN-POSSESSION

                          /s/ Patricia F.  DiIanni

                          Name & Title: Patricia F.  DiIanni
                                        Vice President and Chief
                                        Financial Officer
                          Address: MRS Technology, Inc.
                                   231 Sutton Street, Unit 1D
                                   No.  Anodver, MA 01845

                          Telephone No.: (978) 682-4000

ATTACHMENT 1

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

Case Name:     MRS Technology, Inc.
Case Number:   98-44938-JFQ

MONTH OF: October 1998

1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

    Name and Title          Wages Paid         Taxes Withheld
    Of Executive          Gross      Net       Due       Paid
C.P. Herrmann, CEO     $14,615.40  $12,093.60   Weekly   Weekly
                                                Before   Before
P.F. DiIanni, CFO      $ 7,692.32  $ 5,507.72   Payday   Payday

E.  DaSilviera, VP     $ 8,076.92  $ 5,898.97   Via ADP  Via ADP


TOTAL EXECUTIVE PAYROLL:           $30,384.64

2. Insurance: Is workers' compensation and other insurance in effect? Yes. Are payments current? Yes. If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                           Date
         Carrier   Coverage        Expiration  Premium   Coverage
Type      Name     Amount  Policy #   Date     Amounts   Pd Thru

Homeowners

Rental Property

Liability

Vehicle

Workers
Compensation

Other

CHAPTER 11                                           ATTACHMENT 1
MONTHLY OPERATING REPORT                                 (Page 2)
DETAILED LISTING OF DISBURSEMENTS

CASE NAME:    MRS Technology, Inc.
CASE NUMBER:  98-44938-JFQ
MONTH OF:     October 1998

3.  Bank Accounts                 Account Type
                 Operating   *MRSA    Payroll    Other     Total
Bank Name        Fleet       Japan   BankBoston Petty
                                                 Cash

Account Number   94088-55556 N/A     896-60243 N/A

BEGINNING BOOK   $143,202    $10,962 $ 26,879   $2,046  $183,089
     BALANCE

PLUS:
  Deposits        295,325     10,559        0    1,450   307,334

LESS:
  Disbursements  (105,132)    (7,775) (99,270)  (1,637) (213,814)

Other:
Transfers
  In (Out)       (105,000)         0  105,000        0         0

Foreign Exchange
  Impact                       1,878                       1,878

ENDING BOOK
     BALANCE     $228,395    $15,624 $ 32,609   $1,859  $278,487

* MRS Asia is located in Japan and has one service employee.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

    Payments To/On               Amount     Date     Check #
    Professionals (attorneys,    None
    Accountants, etc.):

    Pre-petition Debts:          None

COMPARATIVE BALANCE SHEETS                             FORM OPR-1
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                           FILING
                                            DATE       MONTH

ASSETS                                     7/1/98       July
CURRENT ASSETS

Cash                                     $  129,041   $  212,290
Other negotiable instruments (i.e.
   CD's, Treasury Bills, Etc.)                    0            0
Accounts Receivable, Net (OPR-3)            201,899      412,005
Less allowance for doubtful accounts        (21,045)     (21,045)
Inventory, at cost                        5,575,890    5,443,375
Prepaid expenses and deposits               132,884      131,300
Investments                                       0            0
Other: Uninvoiced Ship.                     135,374       82,960

TOTAL CURRENT ASSETS                     $6,154,043   $6,260,885

PROPERTY, PLANT AND EQUIPMENT, AT COST    3,906,242    3,906,242

Less Accumulated Depreciation            (3,775,570)  (3,794,569)

NET PROPERTY, PLANT AND EQUIPMENT           130,672      111,673

+ OTHER ASSETS                               29,339       29,091

TOTAL ASSETS                             $6,314,054   $6,401,648

+Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

COMPARATIVE BALANCE SHEETS                             FORM OPR-1
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                            MONTH      MONTH

ASSETS                                     August     September
CURRENT ASSETS

Cash                                     $  321,509   $  183,089
Other negotiable instruments (i.e.
   CD's, Treasury Bills, Etc.)                    0            0
Accounts Receivable, Net (OPR-3)            266,224      255,532
Less allowance for doubtful accounts       (21,045)      (21,045)
Inventory, at cost                        5,411,849    5,337,618
Prepaid expenses and deposits               130,245       80,179
Investments                                       0            0
Other: Uninvoiced Ship.                      82,960       82,960

TOTAL CURRENT ASSETS                     $6,191,742    5,918,334

PROPERTY, PLANT AND EQUIPMENT, AT COST    3,906,242    3,891,499

Less Accumulated Depreciation           (3,809,060)   (3,823,244)

NET PROPERTY, PLANT AND EQUIPMENT            97,182       68,255

+ OTHER ASSETS                               28,946       27,493

TOTAL ASSETS                             $6,317,870   $6,014,081

+Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

COMPARATIVE BALANCE SHEETS                             FORM OPR-1
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                            MONTH

ASSETS                                     October
CURRENT ASSETS

Cash                                     $  278,488
Other negotiable instruments (i.e.                0
   CD's, Treasury Bills, Etc.)
Accounts Receivable, Net (OPR-3)            232,293
Less allowance for doubtful accounts        (21,045)
Inventory, at cost                        5,313,110
Prepaid expenses and deposits                78,045
Investments                                       0
Other: Uninvoiced Ship.                      82,960

TOTAL CURRENT ASSETS                     $5,963,851

PROPERTY, PLANT AND EQUIPMENT, AT COST    3,891,499

Less Accumulated Depreciation            (3,885,365)

NET PROPERTY, PLANT AND EQUIPMENT             6,134

+ OTHER ASSETS                               27,380

TOTAL ASSETS                             $5,997,365

+Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

COMPARATIVE BALANCE SHEETS                             FORM OPR-2
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                         TOTAL         MONTH

LIABILITIES                              7/1/98         July
POST PETITION LIABILITIES                       0        98,018

     Priority Debt/Secured &
       Employee Expenses *            $ 1,040,051   $ 1,070,538
     Unsecured Debt                     2,217,507     2,315,871

       TOTAL PRE PETITION LIABILITIES   3,257,558     3,386,409

       TOTAL LIABILITIES                3,257,558     3,484,427

SHAREHOLDER'S EQUITY (DEFICIT)

  Preferred Stock                               0             0
  Common Stock                             68,586        68,586
  Paid-In Capital                      36,511,205    36,511,205
  Retained Earnings
    Through Filing Date               (33,523,295)  (33,523,295)
    Post Filing Date                            0      (130,874)

TOTAL SHAREHOLDERS' EQUITY            $ 3,056,496   $ 2,925,622

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY               $ 6,314,054   $ 6,410,049


* Includes accrued interest and expenses.

COMPARATIVE BALANCE SHEETS                             FORM OPR-2
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                         MONTH         MONTH

LIABILITIES                              August       September
POST PETITION LIABILITIES             $    97,475   $   144,022

     Priority Debt/Secured &
       Employee Expenses *            $ 1,114,668     1,126,257
     Unsecured Debt                     2,343,878     2,167,668

       TOTAL PRE PETITION LIABILITIES   3,458,546     3,293,925

       TOTAL LIABILITIES                3,556,021     3,437,947

SHAREHOLDER'S EQUITY (DEFICIT)

  Preferred Stock                               0             0
  Common Stock                             68,585        68,588
  Paid-In Capital                      36,511,205    36,511,202
  Retained Earnings
    Through Filing Date              (33,523,295)   (33,523,295)
    Post Filing Date                    (294,646)      (480,361)

TOTAL SHAREHOLDERS' EQUITY            $ 2,761,849     2,576,134

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY               $ 6,317,870     6,014,081


* Includes accrued interest and expenses.

COMPARATIVE BALANCE SHEETS                             FORM OPR-2
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                         MONTH

LIABILITIES                              October
POST PETITION LIABILITIES             $   192,354

     Priority Debt/Secured &
       Employee Expenses *            $ 1,140,333
     Unsecured Debt                     2,129,703

       TOTAL PRE PETITION LIABILITIES   3,270,036

       TOTAL LIABILITIES                3,462,390

SHAREHOLDER'S EQUITY (DEFICIT)

  Preferred Stock                               0
  Common Stock                             68,588
  Paid-In Capital                      36,511,202
  Retained Earnings
    Through Filing Date               (33,523,295)
    Post Filing Date                     (521,520)

TOTAL SHAREHOLDERS' EQUITY            $ 2,534,975

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY               $ 5,997,365


* Includes accrued interest and expenses.

SUMMARY OF ACCOUNTS RECEIVABLE
                                                       FORM OPR-3
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                               0-30     31-60    61-90     OVER
                     TOTAl     DAYS     DAYS     DAYS     90 DAYS

DATE OF FILING:
     7/1/98         $201,899   $146,526 $31,187  $ 5,779  $18,407
 Allowance for
 doubtful accounts -
  General            (21,045)  (    )   (    )   (    )    (    )

MONTH: July 1998    $412,005   $333,558 $55,532  $ 9,371  $13,544
 Allowance for
 doubtful accounts -
  General            (21,045)  (    )   (    )   (    )    (    )

MONTH: August 1998  $266,224   $128,918 $49,620  $67,842  $19,844
 Allowance for
 doubtful accounts   (21,045)  (    )   (    )   (    )    (    )

MONTH: September 98 $255,532   $120,380 $55,319  $ 5,500  $74,333
 Allowance for
 doubtful accounts

MONTH: October 1998 $232,293   $115,773 $42,387  $     0 $74,133
 Allowance for
 doubtful accounts   (21,045)   (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )


SCHEDULE OF POST PETITION LIABILITIES
                                                       FORM OPR-4
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-0JFQ

                                    DATE         DATE     TOTAL
                                  INCURRED       DUE       DUE
TAXES PAYABLE

 Federal Income Taxes                                         0
 FICA-Employer's Share                                        0
 FICA-Employer's Share                                        0
 Unemployment Tax                                             0
 State Income Tax                                             0
 State Sales & Use Tax                                        0
 State       Tax                                              0
 Personal Property Tax                                        0

    TOTAL TAXES PAYABLE                                       0

POSTPETITION SECURED DEBT                             1,126,257
POSTPETITION UNSECURED DEBT              0                    0
ACCRUED INTEREST PAYABLE                 0                    0

TRADE ACCOUNTS PAYABLE & OTHER:
(List Separately*)

See attached sheet                                     $192,354


Totals                                                 $192,354
 *Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on OPR-2 of this report.

SCHEDULE OF POST PETITION LIABILITIES
                                                       FORM OPR-4
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                0-30     31-60    11-90    OVER
                                DAYS     DAYS     DAYS    90 DAYS
TAXES PAYABLE

 Federal Income Taxes
 FICA-Employer's Share
 FICA-Employer's Share
 Unemployment Tax
 State Income Tax
 State Sales & Use Tax
 State       Tax
 Personal Property Tax

    TOTAL TAXES PAYABLE

POSTPETITION SECURED DEBT
POSTPETITION UNSECURED DEBT
ACCRUED INTEREST PAYABLE

TRADE ACCOUNTS PAYABLE & OTHER:
(List Separately*)





Totals
 *Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on OPR-2 of this report.

Schedule of Post Petition Liabilities - Form 4
Trade Accounts Payable & Other

Date       Amount           Vendor
10/20/98   $     77.73      Allied Electric
10/14/98     12,353.96      Altid Enterprises
10/14/98     12,353.96      Altid Enterprises
10/14/98     12,353.96      Altid Enterprises
10/22/98         73.00      Alpine Precision
 9/30/98         10.00      Browning-Ferris Industries
10/19/98        874.94      First National Bank of Boston
10/13/98      1,713.39      CGLIC
10/20/98        185.00      Cobra Resources
 9/21/98     22,726.10      Cohn & Kelakos
10/29/98      1,510.20      Delta Dental
10/29/98         3,421.92      Patricia DiIanni
 9/30/98         16.34      Electronic Fastners
10/15/98        474.91      Health Alliance Plan
10/14/98      1,082.82      HBS&R Client Trust
 9/29/98         25.37      Hammond Office Products
10/17/98     10,196.77      Harvard Pilgrim Health Care
 8/08/98        162.23      Investor Communications
10/10/98      6,788.50      ILC Technology
10/14/98      2,145.00      NetCom
10/22/98         97.51      Newark Electronics
10/29/98        539.58      Reliance Standard
10/22/98        400.15      UNUM
10/05/98        118.90      Xerox
                            ACCRUALS:
 7/31/98     10,652.00      Vacation
 7/31/98     66,000.00      Legal
 7/31/98     20,000.00      Audit

 7/31/98      6,000.00      Commissions

           $192,354.24

INCOME STATEMENT
                                                       FORM OPR-5
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                              MONTH         MONTH
                                              July          August
NET REVENUE (INCOME)                          $ 341,679     $ 130,808

COST OF GOODS SOLD

  Materials                                     107,334        33,483
  Labor-Direct                                   53,386        54,125
  Manufacturing Overhead                        109,768        57,663

    TOTAL COST OF GOODS SOLD LIABILITIES        270,488       145,271

  GROSS PROFIT                                   71,191       (14,463)

Selling and Marketing                            17,465           266
General and Administrative                      155,931       108,753
Other:Research & Development                     16,110         1,967
      Other (Income)/Expense                     (8,224)       (4,639)
    TOTAL OPERATING EXPENSES                    181,282       106,347

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES, OR EXTRAORDINARY EXPENSES              (110,091)     (120,810)

INTEREST EXPENSE                                 10,182        20,070
DEPRECIATION                                     19,000        14,492
INCOME TAX EXPENSE (BENEFIT)                          0             0
EXTRAORDINARY INCOME (EXPENSE)*                       0             0

  NET INCOME (LOSS)                            (139,273)     (155,372)
*Requires Footnote

INCOME STATEMENT
                                                       FORM OPR-5
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                              MONTH        MONTH
                                              September    October
NET REVENUE (INCOME)                          $ 131,101   $140,656

COST OF GOODS SOLD

  Materials                                       6,944      2,586
  Labor-Direct                                   62,351     53,224
  Manufacturing Overhead                        188,710    141,697

    TOTAL COST OF GOODS SOLD LIABILITIES        258,005    197,507

  GROSS PROFIT                                 (126,904)   (56,851)

Selling and Marketing                            (5,472)         0
General and Administrative                      119,766     77,415
Other:Research & Development                     57,905     44,509
      Other (Income)/Expense                   (136,142)  (137,615)
    TOTAL OPERATING EXPENSES                     36,057    (15,691)

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES, OR EXTRAORDINARY EXPENSES              (162,961)   (41,160)

INTEREST EXPENSE                                 10,012          0
DEPRECIATION                                     12,743          0
INCOME TAX EXPENSE (BENEFIT)                          0          0
EXTRAORDINARY INCOME (EXPENSE)*                       0          0

  NET INCOME (LOSS)                            (185,716)   (41,160)
*Requires Footnote

INCOME STATEMENT
                                                       FORM OPR-5
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                                           FILING TO
                                                            DATE
NET REVENUE (INCOME)                                      $ 744,244

COST OF GOODS SOLD

  Materials                                                 150,347
  Labor-Direct                                              223,086
  Manufacturing Overhead                                    497,838

    TOTAL COST OF GOODS SOLD LIABILITIES                    871,271

  GROSS PROFIT                                             (127,027)

Selling and Marketing                                        12,259
General and Administrative                                  461,865
Other:Research & Development                                120,491
      Other (Income)/Expense                               (286,620)
    TOTAL OPERATING EXPENSES                                307,995

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES, OR EXTRAORDINARY EXPENSES                          (435,022)

INTEREST EXPENSE                                             40,264
DEPRECIATION                                                 46,235
INCOME TAX EXPENSE (BENEFIT)                                      0
EXTRAORDINARY INCOME (EXPENSE)*                                   0

  NET INCOME (LOSS)                                        (521,521)
*Requires Footnote

STATEMENT OF SOURCES AND USES OF CASH
                                                       FORM OPR-6
                                                         REV 7/92
Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                                        MONTH
                                                         JULY
SOURCES OF CASH
 Income (Loss) From Operations                         (139,273)
 Add: Depreciation, Amortization &
      Other Non-Cash                                     19,000
CASH GENERATEED FROM OPERATIONS                        (120,273)
 Add: Decrease in Assets:
   Accounts Receivable                                        0
  Inventory                                             132,515
   Prepaid Expenses & Deposits                            1,584
   Property, Plant & Equipment                                0
   Other- Uninvoiced Shipments & Other                   52,662
 Increase in Liabilities
   Pre-Petition Liabilities                             128,851
   Post Petition Liabilities                             98,018
 TOTAL SOURCES OF CASH (A)                             $293,357

USES OF CASH
 Increase in Assets:
   Accounts Receivable                                 $210,105
  Inventory
   Prepaid Expenses & Deposts                                 0
   Property, Plant & Equipment                                0
   Other                                                      0

 Decrease in Liabilities
   Pre-Petition Liabilities                                   0
   Post Petition Liabilities                                  0
TOTAL USES OF CASH (B)                                  210,105
NET SOURCE (USE) OF CASH (A-B=NET)                       83,252
CASH - BEGINNING BALANCE (See OPR-1)                    129,041
CASH - ENDING BALANCE (See OPR-1)                       212,290

STATEMENT OF SOURCES AND USES OF CASH
                                                       FORM OPR-6
                                                         REV 7/92
Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                              MONTH        MONTH
                                              August      September
SOURCES OF CASH
 Income (Loss) From Operations               (155,372)    $(185,716)
 Add: Depreciation, Amortization &
      Other Non-Cash                           14,492        28,927
CASH GENERATEED FROM OPERATIONS              (140,880)     (156,789)
 Add: Decrease in Assets:
   Accounts Receivable                        145,781        10.691
  Inventory                                    31,526        74,100
   Prepaid Expenses & Deposits                  1,055        50,066
   Property, Plant & Equipment                      0             0
   Other- Uninvoiced Shipments & Other            145         1,453
 Increase in Liabilities
   Pre-Petition Liabilities                    72,137             0
   Post Petition Liabilities                        0        46,547
 TOTAL SOURCES OF CASH (A)                   $109,764        26,068

USES OF CASH
 Increase in Assets:
   Accounts Receivable                       $      0             0
  Inventory
   Prepaid Expenses & Deposts
   Property, Plant & Equipment                      0             0
   Other                                            0             0

 Decrease in Liabilities
   Pre-Petition Liabilities                         0      (164,621)
   Post Petition Liabilities                     (543)            0
TOTAL USES OF CASH (B)                           (543)     (164,621)
NET SOURCE (USE) OF CASH (A-B=NET)            109,221      (138,553)
CASH - BEGINNING BALANCE (See OPR-1)          212,290       321,509
CASH - ENDING BALANCE (See OPR-1)             321,509       183,089


STATEMENT OF SOURCES AND USES OF CASH
                                                       FORM OPR-6
                                                         REV 7/92
Case Name:   MRS Technology, Inc.      Month Ended: October 1998
Case Number: 98-44938-JFQ

                                              MONTH
                                              October
SOURCES OF CASH
 Income (Loss) From Operations               $(41,160)
 Add: Depreciation, Amortization &
      Other Non-Cash                           62,121
CASH GENERATEED FROM OPERATIONS                20,961
 Add: Decrease in Assets:
   Accounts Receivable                         23,239
  Inventory                                    24,508
   Prepaid Expenses & Deposits                  2,134
   Property, Plant & Equipment                      0
   Other- Uninvoiced Shipments & Other            113
 Increase in Liabilities
   Pre-Petition Liabilities                         0
   Post Petition Liabilities                   48,332
 TOTAL SOURCES OF CASH (A)                   $119,287

USES OF CASH
 Increase in Assets:
   Accounts Receivable                       $      0
  Inventory                                         0
   Prepaid Expenses & Deposts                       0
   Property, Plant & Equipment                      0
   Other                                            0

 Decrease in Liabilities
   Pre-Petition Liabilities                   (23,889)
   Post Petition Liabilities                        0
TOTAL USES OF CASH (B)                        (23,889)
NET SOURCE (USE) OF CASH (A-B=NET)             95,398
CASH - BEGINNING BALANCE (See OPR-1)          183,089
CASH - ENDING BALANCE (See OPR-1)             278,487
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